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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 28, 1999, relating to the financial statements and financial statement schedule, which appears in Varian, Inc's Annual Report on Form 10-K for the year ended October 1, 1999.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


San Jose, California
March 3, 2000